Exhibit 32.1

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of First Commerce Corporation (the "Corporation") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wesley W. Sturges, Chief Executive Officer and President of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Date:  August 13, 2003             By: /s/ Wesley W. Sturges
                                       -----------------------------------------
                                       Wesley W. Sturges
                                       Chief Executive Officer and President


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